SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): November 4, 1999


                               ENERGYNORTH, INC.
                   (Exact name of registrant in its charter)
                  ___________________________________________


   New Hampshire                 001-11441                  02-0363755
  (State or other          (Commission File Number)      (I.R.S. Employer
  jurisdiction of                                       Identification No.)
  incorporation or
  organization)


    1260 Elm Street, P.O. Box 329, Manchester, NH  03105-0329 (603) 625-4000
     (Address, zip code and telephone number of principal executive offices)



                                     None
         (Former name of former address, if changed since last report)




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Items 1 through 4 and Items 6, 7(a) and (b), 8 and 9.  Not Applicable

Item 5.  Other Events.

     On November 4, 1999, Eastern Enterprises and EnergyNorth,Inc.entered into Amendment No. 1 to the Agreement and Plan of Reorganization (the "Merger Agreement") dated July 14, 1999. The press release relating thereto is included herein as Exhibit 99.1.

Item 7.  Financial Statement and Exhibits.

      (c)  Exhibits -

           99.1  -  Press Release.










                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, EnergyNorth, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                         ENERGYNORTH, INC.
                                           (Registrant)



Date: November 10, 1999        By      /s/ Robert R. Giordano
                                   ________________________________
                                   Robert R. Giordano, President and
                                   Chief Executive Officer

                                 Exhibit Index





               99.1 -    Press Release.